Provisions	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions

27	Provisions

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 1 Jan 2019	130	1,128	788	357	2,403
Additions	402	282	1,674	223	2,581
Amounts utilised	(203)	(660)	(837)	(81)	(1,781)
Unused amounts reversed	(34)	(158)	(49)	(108)	(349)
Exchange and other movements	61	13	70	(111)	33
At 31 Dec 2019	356	605	1,646	280	2,887
Contractual commitments[1]
At 1 Jan 2019					517
Net change in expected credit loss provision and other movements					(6)
At 31 Dec 2019					511
Total provisions
At 31 Dec 2018					2,920
At 31 Dec 2019					3,398

	Restructuring costs	Legal proceedings and regulatory matters	Customer remediation	Other provisions	Total
	$m	$m	$m	$m	$m
Provisions (excluding contractual commitments)
At 31 Dec 2017	334	1,501	1,454	469	3,758
Additions	73	1,132	288	232	1,725
Amounts utilised	(158)	(1,255)	(838)	(143)	(2,394)
Unused amounts reversed	(107)	(279)	(90)	(131)	(607)
Exchange and other movements	(12)	29	(26)	(70)	(79)
At 31 Dec 2018	130	1,128	788	357	2,403
Contractual commitments[1]
At 1 Jan 2018					537
Net change in expected credit loss provision and other movements					(20)
At 31 Dec 2018					517
Total provisions
At 31 Dec 2017					4,011
At 31 Dec 2018					2,920

1
Contractual commitments include the provision for contingent liabilities measured under IFRS 9 ‘Financial Instruments’ in respect of financial guarantees and the expected credit loss provision on off-balance sheet guarantees and commitments.

Further details of ‘Legal proceedings and regulatory matters’ are set out in Note 34. Legal proceedings include civil court, arbitration or tribunal proceedings brought against HSBC companies (whether by way of claim or counterclaim) or civil disputes that may, if not settled, result in court, arbitration or tribunal proceedings. Regulatory matters refer to investigations, reviews and other actions carried out by, or in response to the actions of, regulators or law enforcement agencies in connection with alleged wrongdoing by HSBC.
Customer remediation refers to HSBC’s activities to compensate customers for losses or damages associated with a failure to comply with regulations or to treat customers fairly. Customer remediation is often initiated by HSBC in response to customer complaints and/or industry developments in sales practices and is not necessarily initiated by regulatory action. Further details of customer remediation are set out in this note.
Refer to Note 32 for further information on the impact of IFRS 9 on undrawn loan commitments and financial guarantees, presented in ‘Contractual commitments’. This provision results from the adoption of IFRS 9 and has no comparatives. Further analysis of the movement in the expected credit loss provision is disclosed within the 'Reconciliation of allowances for loans and advances to banks and customers including loan commitments and financial guarantees' table on page 135.
Payment protection insurance
At 31 December 2019, $1.1bn (2018: $555m) of the customer remediation provision relates to the estimated liability for redress in respect of the possible mis-selling of payment protection insurance (‘PPI’) policies in previous years.
Payments totalling $750m were made during 2019. An increase in provisions of $1.2bn was recognised during the year, primarily reflecting the deadline of 29 August 2019 for bringing complaints announced by the FCA, and leading to:

•	a higher than expected increase in the number of inbound complaints received prior to 29 August 2019;

•	the effect on the total number of inbound complaints as a result of treating customer information requests relating to PPI policies received between 29 June 2019 and 29 August 2019 as complaints;

•	the additional operational expenses related to the increases in populations of potential claims;

•	an industry-wide exercise by the Official Receiver to pursue redress amounts in respect of bankrupt and insolvent customers; and

•	an increased volume of actual or forecast legal claims for PPI mis-selling, which is not affected by the deadline of 29 August 2019.
The estimated liability for redress for both single and regular premium policies is calculated on the basis of a refund of the total premiums paid by the customer plus simple interest of 8% per annum (or the rate inherent in the related loan product where higher).
Future estimated redress levels are based on historical redress paid to customers per policy.
At 31 December 2019, contact was made with customers who collectively held 3.0 million policies, representing 56% of total policies sold. A total of 5.4 million PPI policies have been sold since 2000, generating estimated revenue of $3.4bn at 2019. The gross written premiums on these policies were approximately $4.5bn. Although the deadline for bringing complaints has passed, customers can still commence litigation for PPI mis-selling. Provision has been made for the best estimate of any obligation to meet those claims. Given the limited period following the complaints time bar, the volume and quality of future claims through legal channels remains uncertain. During the second half of 2019, we received an increasing number of legal claims and Letters Before Action. Our provision estimates that approximately 45,000 claims will be settled in the future.
The following table summarises the cumulative number of information requests received between 29 June and 29 August 2019, and the number of claims expected to be assessed in the future, excluding legal claims:

Cumulative PPI complaints received to 31 December 2019
	Footnotes	Cumulative actual to 31 Dec 2019
Information requests received during autoconversion period (000s)	1	1,889
Information requests awaiting evaluation (000s)		234
Remaining autoconverted claims anticipated to be worked (000s)	1	167
Remaining reactive claims anticipated to be worked (000s)	1	44
Total remaining claims anticipated to be worked (000s)	1	211
Average uphold rate per claim	2	86%
Average redress per claim ($)	3	3,226

1	Excludes invalid claims for which no PPI policy exists.

2	Including inbound and autoconverted claims, but excludes FOS complaints.

3	Including inbound and autoconverted claims, but excludes claims from the Official Receiver.
The PPI provision is based upon assumptions and estimates taken from historical experience. The profile of cases yet to be assessed could therefore vary leading to different uphold rates or average redress levels being used to arrive at the provision.
We continued to monitor available information up until the date of the approval of the financial statements to ensure the provision estimate was appropriate.
Sensitivity to key assumptions

•	A 10% increase/decrease in the uphold rate for complaints yet to be worked would increase/decrease the redress provision by approximately $40m.

•	A 10% increase/decrease in the average redress for complaints yet to be worked would increase/decrease the redress provision by approximately $56m.

•	An increase/decrease in settled legal claim volumes of 10,000 would increase/decrease the redress provision by approximately $29m.